UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 30, 2019

Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.

LIFE STORAGE LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(Life Storage, Inc.)

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange

Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Life Storage, Inc.:

Emerging growth company  ☐

Life Storage LP:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Life Storage, Inc.  ☐

Life Storage LP  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of Life Storage, Inc. (the “Company”) was held on May 30, 2019. Proxies were solicited pursuant to the Company’s proxy statement filed on April 16, 2019 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the Company’s solicitation. As of the record date of April 2, 2019, there were 46,632,703 shares of the Company’s common stock issued and outstanding. 43,168,630 shares were represented in person or by proxy at the meeting, or 92.6% of the total shares issued and outstanding. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1.    The election of nine directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. In accordance with the results below, each nominee as listed in the proxy statement was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Mark G. Barberio	40,039,982	253,517	2,875,131
Joseph V. Saffire	40,202,885	90,614	2,875,131
Charles E. Lannon	39,530,041	763,458	2,875,131
Stephen R. Rusmisel	39,800,082	493,417	2,875,131
Arthur L. Havener, Jr.	39,847,032	446,467	2,875,131
Carol Hansell	39,790,279	503,220	2,875,131
Dana Hamilton	39,928,782	364,717	2,875,131
Edward J. Pettinella	39,845,640	447,859	2,875,131
David L. Rogers	40,167,602	125,897	2,875,131

Proposal 2.    The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,922,819	1,201,484	44,327	0

Proposal 3.    Proposal to amend the Bylaws of the Company. In accordance with the results below, the amendment to the Bylaws was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,912,623	14,286,216	94,660	2,875,131

The amendment to the Bylaws of the Company is filed as Exhibit 3.1 to this Form 8-K.

Proposal 4.    Proposal to amend and restate the Company’s 2009 Outside Directors’ Stock Option and Award Plan. In accordance with the results below, the Amended and Restated 2009 Outside Directors’ Stock Option and Award Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,414,643	784,394	94,462	2,875,131

Proposal 5.    Proposal to approve (on a non-binding basis) the compensation of the Company’s executive officers. In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,204,771	1,002,545	86,183	2,875,131

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: May 31, 2019

	By	/s/Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: May 31, 2019	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer